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                                                                    EXHIBIT 10.3

                                PLEDGE AGREEMENT

      PLEDGE AGREEMENT (this "Agreement") dated as of June 21, 2005 by and between:

            EDDIE BAUER HOLDINGS, INC., a corporation organized under the laws of the state of Delaware having a place of business at 15010 NE 36th Street, Redmond, Washington 98052 (hereinafter, the "Pledgor"); and

            BANK OF AMERICA, N.A., a national banking association, as agent (in such capacity, the "Agent" for the Lenders (as defined in the Loan Agreement as defined herein), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

                                   WITNESSETH:

      Reference is made to the Loan and Security Agreement dated as of even date herewith (as amended, modified supplemented or restated from time to time, the "Loan Agreement"), by, among others, (i) Eddie Bauer, Inc. (the "Borrower"),
(ii) Pledgor, (iii) the other Guarantors named therein (together with Pledgor, individually, a "Guarantor" and collectively, the "Guarantors"), (iv) the Lenders named therein, and (v) Bank of America, N.A., as Agent for the Lenders, pursuant to which the Borrower and the Guarantors have granted a security interest in the Collateral (as defined in the Loan Agreement) to secure the Obligations (as defined in the Loan Agreement).

      The Lenders have agreed to make Loans to the Borrower, and the Letter of Credit Issuers have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Loan Agreement. The obligation of the Lenders to make Loans and of the Letter of Credit Issuers to issue Letters of Credit are each conditioned on, among other things, the execution and delivery by the Pledgor of an agreement in the form hereof to secure the Obligations.

      Accordingly, the Pledgor and the Agent, on behalf of itself and each other Lender (and each of their respective successors and assigns) hereby agree as follows:

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                                    SECTION 1

                                   DEFINITIONS

      1.1 Generally. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement.

      1.2 Definitions of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

      "Blue Sky Laws" shall have the meaning assigned to such term in Section
7.2 of this Agreement.

      "Foreign Subsidiary" shall mean any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

      "Intercreditor Agreement" shall mean that certain Intercreditor Agreement dated as of even date herewith by and among the Agent, the Term Loan Agent, the Borrower, Pledgor, and the other Guarantors, as amended, modified, supplemented or restated from time to time.

      "Investment Property" shall have the meaning given that term in the UCC.

      "Loan Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

      "Pledged Collateral" shall have the meaning assigned to such term in
Section 2.5 of this Agreement.

      "Pledged Securities" shall have the meaning assigned to such term in
Section 2.1 of this Agreement.

      "Securities Act" shall have the meaning assigned to such term in Section
7.2 of this Agreement.

      "Term Loan Agent" shall mean JPMorgan Chase Bank, N.A., as administrative agent for the lenders party from time to time to that certain Term Loan Agreement dated as of even date herewith by and among the Term Agent, the Borrower, the Pledgor, and the Guarantors.

      "Term Loan Facility" shall mean the term loan facility established pursuant to that certain Term Loan Agreement dated as of even date herewith by and among the Term Agent, the Borrower, the Pledgor, and the Guarantors.

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                                    SECTION 2

                                     PLEDGE

      As security for the payment and performance, as the case may be, in full of the Obligations, the Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Agent, its successors and assigns, and hereby grants to the Agent, its successors and assigns, for the ratable benefit of the Agent and the Lenders, a security interest in all of the Pledgor's right, title and interest in, to and under:

      2.1 the shares of capital stock and other ownership interests owned by the Pledgor and listed on Schedule I hereto, and any shares of capital stock or other equity interest of any issuer listed on Schedule I hereto obtained in the future by the Pledgor, and the stock certificates or other securities representing all such shares or equity interests (the "Pledged Securities");

      2.2 all other Investment Property that may be delivered to, and held by, the Agent pursuant to the terms hereof;

      2.3 subject to Section 6, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable, in respect of, or in exchange for, the Pledged Securities referred to in clauses 2.1 and 2.2 above;

      2.4 subject to Section 6, all rights and privileges of the Pledgor with respect to the Pledged Securities and other Investment Property referred to in clauses 2.1, 2.2, and 2.3 above; and

      2.5 all proceeds of any of the foregoing (the items referred to in clauses
2.1 through 2.5 being collectively referred to as the "Pledged Collateral').

      TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Agent, its successors and assigns, for the benefit of the Agent and the Lenders, until the Obligations have been indefeasibly paid and performed in full in cash, the Lenders have no further commitment to lend, the outstanding Letters of Credit have been reduced to zero or fully cash collateralized in a manner satisfactory to the Letter of Credit Issuers and the Agent, and the Letter of Credit Issuers have no further obligation to issue Letters of Credit under the Loan Agreement; subject, however, to the terms, covenants and conditions hereinafter set forth.

                                    SECTION 3

                       DELIVERY OF THE PLEDGED COLLATERAL

      3.1 On or before the Closing Date, the Pledgor shall deliver or cause to be delivered to the Term Loan Agent, as agent and bailee for the Agent in accordance with the Intercreditor Agreement, any and all Pledged Securities, any and all Investment Property, and any and all certificates or other instruments or documents representing the Pledged Collateral, and stock

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powers duly executed in blank or other instruments of transfer satisfactory to the Agent and such other instruments of assignment and documents as the Agent may reasonably request.

      3.2 The Pledgor hereby irrevocably authorizes the Agent at any time and from time to time to file in any appropriate filing office, wherever located, any financing statement that contains any information required by the UCC of the applicable jurisdiction for the sufficiency or filing office acceptance of any financing statement. The Pledgor also authorizes the Agent to file a copy of this Agreement in lieu of a financing statement. The Pledgor shall provide the Agent with any information the Agent shall reasonably request in connection with any of the foregoing.

      3.3 In the event that Pledgor shall acquire any additional Pledged Securities, by purchase or otherwise, then Pledgor shall forthwith deliver such additional stock certificates and stock powers duly executed in blank or other instruments of transfer satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request, to the Agent, unless the Term Loan Facility remains outstanding, in which case the Pledgor shall deliver such additional stock certificates and stock powers to the Term Loan Agent, as agent and bailee for the Agent in accordance with the Intercreditor Agreement, and not in its individual capacity, pursuant to the terms of the Intercreditor Agreement. Upon each such delivery of Pledged Securities, Pledgor shall deliver to Agent a schedule describing the Pledged Securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

      3.4 In the event that the Term Loan Facility is terminated and the obligations under the Term Loan Facility are paid in full prior to the termination of this Agreement and the Loan Agreement, the Pledgor shall cause the Term Loan Agent to deliver to the Agent all Pledged Collateral held by the Term Loan Agent pursuant to this Section 3 at the time of such termination of the Term Loan Facility.

                                    SECTION 4

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

      The Pledgor hereby represents, warrants and covenants, as to itself and the Pledged Collateral pledged by it hereunder, to and with the Agent that:

      4.1 the Pledged Securities represent that percentage of the issued and outstanding shares of each class of the capital stock or other equity interest of each issuer with respect thereto as set forth on Schedule I;

      4.2 except for the security interest granted hereunder, and except for the security interest granted to the Term Loan Agent, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I, (ii) holds the Pledged Collateral free and clear of all liens, other than Permitted Liens permitted pursuant to
Section 6.4 of the Loan Agreement and Liens in favor of the Agent and the Term Loan Agent, which Permitted Liens have priority over the Liens in favor of the Agent only to the extent permitted under Section 6.1(c) of the Loan Agreement, and (iii) subject to Section 6, will

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cause any and all Pledged Collateral to be forthwith deposited with the Agent
(or the Term Loan Agent, as applicable) and pledged or assigned hereunder;

      4.3 the Pledgor will not consent to or approve the issuance of (a) any additional shares of any class of capital stock of any issuer of the Pledged Securities, or the issuance of any membership or other ownership interest in any such Person, (b) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares or interests, or (c) any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares or interests;

      4.4 the Pledgor (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than Permitted Liens having priority over the Liens of the Agent pursuant to Section 6.1(c) of the Loan Agreement and the Lien created by this Agreement or the other Loan Documents), however arising, of all Persons whomsoever;

      4.5 no consent of any other Person (including stockholders or creditors of the Pledgor), and no consent or approval of any governmental authority or any securities exchange, was or is necessary to the validity of the pledge effected hereby or to the disposition of the Pledged Collateral upon an Event of Default in accordance with the terms of this Agreement and the Loan Agreement;

      4.6 by virtue of the execution and delivery by the Pledgor of this Agreement, and the delivery by the Pledgor to the Term Loan Agent as agent and bailee for the Agent in accordance with the Intercreditor Agreement, of the stock certificates or other certificates or documents representing or evidencing the Pledged Collateral in accordance with the terms of this Agreement, the Agent will obtain a valid and perfected first lien upon, and security interest in, the Pledged Collateral as security for the payment and performance of the Obligations;

      4.7 the pledge effected hereby is effective to vest in the Agent, on behalf of the Lenders, subject to the Intercreditor Agreement, the rights of the Pledgor in the Pledged Collateral as set forth herein;

      4.8 all the Pledged Securities have been duly authorized and validly issued and are fully paid and nonassessable;

      4.9 all information set forth herein relating to the Pledged Collateral is accurate and complete in all material respects as of the date hereof; and.

      4.10 none of the Pledged Securities constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

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                                    SECTION 5

                 REGISTRATION IN NOMINEE NAME; COPIES OF NOTICES

      Upon the occurrence and during the continuance of an Event of Default, subject to the Intercreditor Agreement, the Agent, on behalf of the Lenders, shall have the right (in its reasonable discretion) to hold the Pledged Securities in its own names as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgor, endorsed or assigned in blank or in favor of the Agent. The Pledgor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of the Pledgor.

                                    SECTION 6

                   VOTING RIGHTS; DIVIDENDS AND INTEREST, ETC.

      6.1 Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Pledged Securities or any part thereof to the extent, and only to the extent, that such rights are exercised for any purpose consistent with, and not otherwise in violation of, the terms and conditions of this Agreement, the Loan Agreement, the other Loan Documents and applicable law; provided, however, that the Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of the Agent or the Lenders under this Agreement, the Loan Agreement or any other Loan Document or the ability of the Agent and the Lenders to exercise the same, subject to the Intercreditor Agreement.

      6.2 Unless and until a Combined Availability Threshold Event or an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive and retain any and all cash dividends paid on the Pledged Collateral to the extent, and only to the extent, that such cash dividends are permitted by, and otherwise paid in accordance with, the terms and conditions of this Agreement, the Loan Agreement, the other Loan Documents and applicable law. All noncash dividends, and all dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than dividends and distributions referred to in the preceding sentence) made on or in respect of the Pledged Collateral, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock or partnership interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, amalgamation, arrangement, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by the Pledgor, to the extent required to be paid to the Agent pursuant to the terms of the Loan Agreement or the other Loan Documents, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement).

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      6.3 Upon the occurrence and during the continuance of a Combined
Availability Threshold Event or an Event of Default until a Cash Control Termination Event shall have occurred, all rights of the Pledgor to dividends that the Pledgor is authorized to receive pursuant to Section 6.2 above shall cease, and subject to the Intercreditor Agreement, all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends. All dividends received by the Pledgor contrary to the provisions of this Section 6.3 shall be held in trust for the benefit of the Agent, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Agent in accordance with the provisions of Section 6.8 of the Loan Agreement in the same form as so received (with any necessary endorsement), subject to the provisions of the Intercreditor Agreement. Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 6.3 shall be applied in accordance with the provisions of Section 4.5 of the Loan Agreement.

      6.4 Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to 6.1 shall cease, and subject to the Intercreditor Agreement, all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgor to exercise such rights, and the Pledgor hereby agrees that it shall not take any action in the exercise of such rights that would be adverse to the interest of the Agent. After all Events of Default have been cured or waived in writing by the Agent, the Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of 6.1.

                                    SECTION 7

                              REMEDIES UPON DEFAULT

      7.1 Upon the occurrence of an Event of Default, it is agreed that the Agent shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies provided under the Loan Agreement, which rights and remedies are hereby incorporated by reference herein, the rights and remedies of a secured party under the UCC or other applicable law.

      7.2 The Pledgor recognizes that (a) the Agent may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. Section 77, (as amended and in effect, the "Securities Act") or the Securities laws of various states (the "Blue Sky Laws"), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof, (b) that private sales so made may be at prices and upon other terms less favorable to the seller than if the Pledged Collateral were sold at public sales, (c) that neither the Agent nor any Lender has any obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Collateral to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) that to the extent permitted by

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law, private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

      7.3 To the extent permitted by applicable law, the Pledgor hereby waives all rights of redemption, stay, valuation and appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                                    SECTION 8

                               FURTHER ASSURANCES

      The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Agent may at any time reasonably request, subject to the Intercreditor Agreement, in connection with the administration and enforcement of this Agreement or with respect to the Pledged Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights and remedies hereunder.

                                    SECTION 9

                                     INTENT

      This Agreement is being executed and delivered by the Pledgor for the purpose of confirming the grant of the_ security interest of the Agent in the Pledged Collateral. It is intended that the security interest granted pursuant to this Agreement is granted as a supplement to, and not in limitation of, the security interest granted to the Agent, for the ratable benefit of the Agent and the Lenders, under the Loan Agreement. Subject to the Intercreditor Agreement, all provisions of the Loan Agreement with respect to the Collateral shall apply to the Pledged Collateral, and the Agent shall have the same rights, remedies, powers, privileges and discretions with respect to the security interests created in the Pledged Collateral as in all other Collateral. In the event of a conflict between this Agreement and the Loan Agreement, the terms of this Agreement shall control with respect to the Pledged Collateral and the terms of the Loan Agreement shall control with respect to all other Collateral.

                                   SECTION 10

                                  GOVERNING LAW

      THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WTTH RESPECT TO
ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement undue seal as of the day and year first above written.

PLEDGOR:                             EDDIE BAUER HOLDINGS, INC.

                                     By:      _______________________________
                                     Name:    Samuel Gaston
                                     Title:   Senior Vice President and Chief
                                              Operating Officer

AGENT:                               BANK OF AMERICA, N.A., as Agent

                                     By:      _______________________________
                                     Name:    _______________________________
                                     Title:   _______________________________

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement undue seal as of the day and year first above written.

PLEDGOR:                             EDDIE BAUER HOLDINGS, INC.

                                     By:      _______________________________
                                     Name:    Samuel Gaston
                                     Title:   Senior Vice President and Chief
                                              Operating Officer

AGENT:                               BANK OF AMERICA, N.A., as Agent

                                     By:      _______________________________
                                     Name:    _______________________________
                                     Title:   _______________________________

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                                   SCHEDULE I

      None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Schedule I.

                                                                 NUMBER OF                 PERCENTAGE
                                                                  SHARES      NUMBER OF    OF SHARES
                                                                  HELD BY     ISSUED AND    HELD BY
                             RECORD                CLASS OF       RECORD     OUTSTANDING    RECORD
     ISSUER                  OWNER                  SHARES        OWNER         SHARES       OWNER
     ------                  -----                  ------        -----         ------       -----
Eddie Bauer, Inc.   Eddie Bauer Holdings, Inc.    Common Stock                                100%

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